RESTRUCTURE AND SETTLEMENT AGREEMENT
                      ------------------------------------

     This Restructure and Settlement Agreement (the "Agreement"), dated as of November 5, 2001 (the "Signing Date"), is entered into by and among MB SOFTWARE CORPORATION, a Colorado corporation ("MBS"), HEALTHCARE INNOVATIONS, LLC, a Arkansas limited liability company ("MBS Sub"), IMAGINE INVESTMENTS, INC., a Delaware corporation ("Imagine"), and XHI2, INC., a Delaware corporation ("Imagine Sub").

                                    RECITALS
                                    --------

     WHEREAS, Imagine is the legal and beneficial owner and holder (as assignee of Stone Capital, Inc., a Delaware corporation ("Stone"), pursuant to that certain assignment effective as of November 5, 2001 from Stone to Imagine) of that certain Renewal Unsecured Promissory Note, dated July 15, 1998, issued by MBS Sub originally payable to the order of Stone in the original principal amount of $300,000.00, and bearing interest and requiring payment in accordance with the terms set forth therein, for which all principal and accrued but unpaid interest is past due and payable as of the Signing Date (the "$300,000 Note"); and

     WHEREAS, Imagine is the legal and beneficial owner and holder of that certain Promissory Note, dated August 1, 1997, issued by MBS payable to the order of Imagine in the original principal amount of $500,000.00, and bearing interest and requiring payment in accordance with the terms set forth therein, for which all principal and accrued but unpaid interest is past due and payable as of the Signing Date (the "$500,000 Note"); and

     WHEREAS, Imagine is the legal record and beneficial owner and holder of an aggregate of 340,000 shares of the issued and outstanding shares of the Series A Senior Cumulative Convertible Participating Preferred Stock, par value $10.00 per share, of MBS, for which all accrued dividends are past due and payable as of the Signing Date (the "MBS Preferred Shares"); and

     WHEREAS, Imagine is the legal and beneficial owner and holder of that certain Promissory Note, dated April 1, 1998, issued by MBS payable to the order of Imagine in the original principal amount of $1,400,000.00, and bearing interest and requiring payment in accordance with the terms set forth therein, of which the principal amount was previously exchanged for the MBS Preferred Shares by mutual agreement of MBS and Imagine, but for which all accrued but unpaid interest is past due and payable as of the Signing Date (the "$1,400,000 Note") (the $300,000 Note, $500,000 Note, MBS Preferred Shares and $1,400,000 Note are sometimes referred to herein collectively as the "Imagine Exchanged Assets"); and

     WHEREAS, the authorized capital stock of MBS includes 150,000,000 shares of common stock, par value $0.001 per share (the "MBS Common Shares"); and

     WHEREAS, MBS Sub is the legal record and beneficial owner and holder of 100% of the issued and outstanding membership interests (the "NFPM Membership Interests") of N.F.P.M., LLC, a Arkansas limited liability company that does business in the State of Florida as North Florida Physical Medicine Associates ("NFPM"); and

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     WHEREAS,  MBS Sub is currently  in default  under the terms of the $300,000
Note, and MBS is currently in default under the terms of the $500,000 Note, MBS Preferred Shares and $1,400,000 Note; and

     WHEREAS, Imagine has made demand against MBS and MBS Sub with respect to such defaults under the Imagine Exchanged Assets, but MBS and MBS Sub have refused to pay and perform in response to such demand; and

     WHEREAS, MBS and MBS Sub, on the one hand, and Imagine, on the other hand, now mutually desire to resolve all claims between them with respect to the Imagine Exchanged Assets, in order to avoid the expense and uncertainty of litigation and to buy peace, upon the terms and subject to the conditions set forth herein; and

     WHEREAS, Imagine Sub is a wholly owned Subsidiary of Imagine and is entering into this Agreement for the purposes of and in anticipation of taking title to some or all of the MBS Common Shares and NFPM Membership Interests upon the Closing (as defined in Section 2.1(a) hereof).

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this Agreement, and the other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

1.1 Definitions. As used in this Agreement, the terms defined in Schedule 1.1 attached hereto have the meanings given to them therein (unless specifically defined or the context clearly requires otherwise). Other terms may be defined elsewhere herein and have the meanings so given to them.

                                  ARTICLE II.
                    CLOSING; OBLIGATION TO CLOSE; TERMINATION
                    -----------------------------------------

2.1      Closing.

     (a) Closing Date. Unless this Agreement shall have been terminated pursuant to the provisions of Section 2.3(a) or Section 2.3(b) hereof, the closing for the consummation of the Transaction (the "Closing") shall take place at the offices of Munsch Hardt Kopf & Harr, P.C., located at 4000 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2790, at 10:00 a.m., local time, as soon as practicable (but, in any event, no later than the tenth day) after Imagine and Imagine Sub receive notice (the "Closing Notice") from MBS and MBS Sub, acting together, that (i) the Termination Trigger Condition under Section 2.2(a)(i) has been satisfied, and (ii) including a statement as to whether MBS and MBS Sub reasonably believe that all the other Termination Trigger Conditions under Section 2.2(a) can and will be satisfied at and as of the Closing, but subject to Imagine and Imagine Sub receiving the Special Closing Deliveries (as defined in Section 2.2(b) hereof) at the Closing, or on such other date and time mutually agreed upon in writing by the parties. The date on which the Closing actually occurs is referred to herein as the "Closing Date".

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     (b)  Effective Time. The Transaction shall be effective for Tax, accounting and all other purposes as of 12:01 a.m., local time, on the Closing Date (the "Effective Time"), unless otherwise mutually agreed upon in writing by the parties. --------------

     (c) Closing by Fax/Fed Ex. The parties may mutually agree to close the Transaction via facsimile, with executed original Transaction Documents to be sent to the appropriate party (or its legal counsel) via Federal Express (or other nationally recognized guaranteed and receipted next day delivery service) or local courier service.

     (d) Effect of Failure to Close. Subject to the provisions of Section 2.3 hereof, failure to consummate the Transaction on the date contemplated by
Section 2.1(a) hereof will not result in the termination of this Agreement and will not relieve any party of any obligation hereunder.

2.2      Obligation of Imagine and Imagine Sub to Close.

     (a) Termination Trigger Conditions. The obligation of each of Imagine and Imagine Sub to close on the Closing Date hereunder is subject to the existence or satisfaction of the following conditions (any of which may, in such party's sole discretion, be waived in writing) on and as of the Closing Date or such other applicable date (the "Termination Trigger Conditions"):

          (i) Requisite Approval. Within 180 days following the Signing Date, the Requisite MBS Approval and Requisite MBS Sub Approval shall have been obtained. Each of MBS and MBS Sub shall give Imagine and Imagine Sub notice of each such approval on the next Business Day after such approval is obtained;

          (ii) Solvency. Each of MBS and MBS Sub shall be Solvent;

          (iii)Special Representations and Warranties. The representations and warranties made by MBS and MBS Sub in Article VI hereof (but not including any of the Supplemental Representations and Warranties (as defined in Section 9.9 hereof) unless specifically agreed otherwise in writing by the parties hereto) shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date;

          (iv) Ordinary Course of Business. The business of NFPM shall have only been operated in the Ordinary Course of Business during the period between the Signing Date and the Closing Date and NFPM shall not have entered into or remained a party to any Contract with Dr. Ronald Dennie that is binding on or enforeceable against NFPM following the Closing Date without obtaining the prior written Consent of Imagine and Imagine Sub; and

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          (v)  Legal  Matters.  There must not have been entered  against any of
     MBS, MBS Sub, Imagine, Imagine Sub, or NFPM, or any of their respective Subsidiaries or Affiliates, any judgment, order, writ, injunction, or decree issued by any Governmental Entity that has the effect of preventing, delaying, making illegal, or otherwise interfering with the consummation of the Transaction.

     (b) Special Closing Deliveries. If the Termination Trigger Conditions are satisfied, at the Closing, MBS and MBS Sub shall deliver, or cause to be delivered, the following items to Imagine and Imagine Sub (the "Special Closing Deliveries"):

          (i) Secretary's Certificates. The Secretary's Certificate of each of MBS and MBS Sub, in the form attached hereto as Exhibit A, in the event of a Closing under either Alternative Transaction A or Alternative Transaction B;

          (ii) Solvency Certificates. The Solvency Certificate of each of MBS and MBS Sub, in the form attached hereto as Exhibit B, in the event of a Closing under either Alternative Transaction A or Alternative Transaction B;

          (iii)Special Closing Certificates. The Special Closing Certificate of each of MBS and MBS Sub, in the form attached hereto as Exhibit C, in the event of a Closing under either Alternative Transaction A or Alternative Transaction B;


          (iv) Alternative Transaction A. In the event of a Closing under Alternative Transaction A, in addition to all of the foregoing items: (A) the written resignations of the officers and managers of NFPM effective as of the Closing Date; (B) an assignment of membership interests, pursuant to which Imagine or Imagine Sub, as the case may be, is admitted as the sole member of NFPM; and (C) the stock certificate or certificates of MBS representing the MBS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, hereunder; and

          (v) Alternative Transaction B. In the event of a Closing under Alternative Transaction B, in addition to any of the foregoing applicable items, the stock certificate or certificates of MBS representing the MBS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, hereunder.

2.3      Termination by Parties.

     (a) Termination Events of Imagine and Imagine Sub. This Agreement may be terminated by Imagine and Imagine Sub, acting together, by notice to MBS and MBS Sub given prior to or at the Closing, if:

          (i) The Closing has not occurred on or before the 195th day following the Signing Date, unless mutually agreed otherwise by the parties;

          (ii) (A) The Termination Trigger Condition under Section 2.2(a)(i) hereof has not been satisfied by the 195th day following the Signing Date or, (B) the Closing Notice has not been received by the 180th day following the Signing Date, or (C) satisfaction of any of the Termination Trigger Conditions is or becomes impossible (other than as a result of some act or failure to act by either Imagine or Imagine Sub); or

          (iii)Imagine and Imagine Sub fail to receive any of the Special Closing Deliveries at the Closing (other than as a result of some act or failure to act by either Imagine or Imagine Sub).

     (b) Termination Events of MBS and MBS Sub. This Agreement may be terminated by MBS and MBS Sub, acting together, by notice to Imagine and Imagine Sub given prior to or at the Closing, if the Closing has not occurred on or before the 195th day following the Signing Date, unless mutually agreed otherwise by the parties.

     (c)  Effect of  Termination.  The rights of the parties to terminate  under
Section 2.3(a) or Section 2.3(b) hereof, as the case may be, are in addition to any other rights they may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to either Section 2.3(a) or Section 2.3(b), all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 9.2(c), Section 9.2(d), Section 13.2 and Section
13.9 of this Agreement will survive; provided, however, that if this Agreement is terminated by Imagine and Imagine Sub, on the one hand, or MBS and MBS Sub, on the other hand, because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement are not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all remedies will survive such termination unimpaired.

                                  ARTICLE III.
                       ALTERNATIVE TRANSACTION STRUCTURES
                       ----------------------------------

3.1      Determination of Alternative Transaction Structure.

     (a) Imagine and Imagine Sub Entitled to Terminate. In the event Imagine and Imagine Sub are entitled to terminate this Agreement pursuant to Section 2.3(a) hereof, but elect not to for whatever reason, as determined in their sole discretion, Imagine and Imagine Sub, acting together, shall make an election to close under the terms and conditions of Alternative Transaction A or Alternative Transaction B, by giving MBS and MBS Sub notice thereof (the "Election Notice")
(i) within five days after receiving the Closing Notice from MBS and MBS Sub, or
(ii) at any other time on or prior to the Closing Date.

     (b) Imagine and Imagine Sub Not Entitled to Terminate. In the event Imagine and Imagine Sub are not entitled to terminate this Agreement pursuant to
Section 2.3(a) hereof, but for whatever reason, as determined in their sole discretion, do not want to close under the terms and conditions of Alternative Transaction A, Imagine and Imagine Sub, acting together, shall give MBS and MBS Sub notice thereof (the "Alternative Transaction B Notice") no less than five days after receiving the Closing Notice. Imagine and Imagine Sub shall be obligated to close under the terms and conditions of Alternative Transaction A if they fail to timely give the Alternative Transaction B Notice.

3.2 Terms and Conditions of Alternative Transaction Structures. The terms and conditions of Alternative Transaction A are set forth in Article IV of this Agreement ("Alternative Transaction A"), and the terms and conditions of
Alternative Transaction B are set forth in Article V of this Agreement ("Alternative Transaction B"). In addition to the terms and conditions set forth in those Articles for each transaction structure, the parties shall be obligated to comply with their other obligations under this Agreement, but the failure to comply will not result in any party having a right to terminate this Agreement, except for the limited termination rights of Imagine and Imagine Sub under
Section 2.3(a) hereof, and MBS and MBS under Section 2.3(b) hereof. Notwithstanding the provisions of Article XII, the failure of any of the parties to make the deliveries at Closing required thereby (other than those required under Section 2.2(b) hereof) shall not affect the Closing or give any other party the right to terminate this Agreement.

                                  ARTICLE IV.
                            ALTERNATIVE TRANSACTION A
                            -------------------------

     A Closing that occurs under Alternative Transaction A shall be upon and subject to the following terms and conditions:

4.1 Exchanges, Transfers and Issuances. At the Effective Time, in exchange for the Imagine Exchanged Assets, (a) MBS will issue 4,500,000 shares of the MBS Common Shares to Imagine or Imagine Sub, as the case may be (subject to appropriate adjustment for any reclassification, stock split, reverse stock split, stock dividend, or other similar change in the capital structure of MBS becoming effective between the Signing Date and Closing Date), and (b) MBS Sub will transfer, convey and assign the NFPM Membership Interests to Imagine or Imagine Sub, as the case may be.

4.2 Transfers Prior to Closing. At the request of and in accordance with the instructions given by Imagine or Imagine Sub, MBS and MBS Sub shall, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to the MBS Common Shares and the NFPM Membership Interests. Each of MBS and MBS Sub acknowledge that Imagine and Imagine Sub also may, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to any of the Imagine Exchanged Assets.

4.3 Exchange, Transfer and Issuance Procedures. To effect the exchanges, transfers and issuances of debt and equity described in Section 4.1 hereof, (a) MBS and MBS Sub will deliver to Imagine and Imagine Sub at the Closing the various certificates, instruments and documents identified or referred to in
Section 2.2(b) and Section 12.1(a) hereof, and (b) Imagine and Imagine Sub will deliver to MBS and MBS Sub at the Closing the various certificates, instruments and documents identified or referred to in Section 12.3(a) hereof.

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4.4 Establishment of Holdback Fund.  Notwithstanding  any other provision hereof to the contrary, at the Closing, an aggregate of 2,000,000 shares out of the 4,500,000 shares of MBS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, pursuant to Section 4.1 hereof (the "Holdback Shares") shall not be issued to Imagine or Imagine Sub, as the case may be, but instead shall be delivered to, and directly deposited with, any person willing to serve as escrow agent that is acceptable to Imagine and Imagine Sub, in their sole discretion, including without limitation, any of Imagine, Imagine Sub, or any other their respective Affiliates or Subsidiaries (the "Escrow Agent"), in escrow for the account and future potential benefit of Imagine or Imagine Sub, as the case may be. The stock certificate representing the Holdback Shares shall be registered as follows: "[Escrow Agent], f/b/o Imagine Investments, Inc. or XHI2, Inc." All the Holdback Shares delivered to the Escrow Agent, together with all subsequent dividends or distributions (whether cash, stock, or other property) with respect to such shares (the "Additional Shares"), shall be held in escrow and while deposited with the Escrow Agent are referred to herein collectively as the "Holdback Fund". The Holdback Fund shall held by the Escrow Agent subject to the provisions of an Escrow Agreement, which addresses the release of the Holdback Fund in a manner consistent with the obligations of the parties under the other provisions of this Agreement, requires Imagine and Imagine Sub to execute and deposit with the Escrow Agent at least three stock powers, duly executed in blank for transfer of the Holdback Shares on the records of MBS, and that otherwise is in a mutually agreeable form and substance (the "Escrow Agreement").

4.5 Post-Closing Transaction Consideration Adjustment; Release of Holdback Fund.

     (a) Trigger Event; Sale of NFPM. To the extent that a sale of all the NFPM Membership Interests is consummated by Imagine or Imagine Sub, as the case may be, within 180 days following the Closing Date, Imagine or Imagine Sub, as the case may be, shall either be entitled to retain or obligated to return to MBS all or that certain number of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund, as determined pursuant to the following provisions:

          (i) In the event the Net Sales Proceeds (as defined in Section 4.5(c) hereof) equal or exceed $5,400,000, Imagine or Imagine Sub, as the case may be, shall be obligated to return to MBS all of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund.

          (ii) In the event the Net Sales Proceeds are equal to or less than $4,320,000.99, Imagine or Imagine Sub, as the case may be, shall be entitled to retain all of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund.

          (iii)In  the  event  the  Net  Sales   Proceeds   are   greater   than
     $4,320,000.99, but less than $5,400,000, Imagine or Imagine Sub, as the case may be, shall be entitled to retain the number of Holdback Shares, and Imagine or Imagine Sub, as the case may be, shall be obligated to return to MBS all of the other Holdback Shares, in each case together with any Additional Shares related thereto in the Holdback Fund, as determined based on the following schedule:

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


                                                  Number of Holdback
                                            Shares Imagine or Imagine Sub
Net Sales Proceeds                   Entitled to Retain    Obligated to Return
------------------                   ------------------    -------------------

From $4,320,001 to $4,440,000.99           1,800,000               200,000
From $4,440,001 to $4,560,000.99           1,600,000               400,000
From $4,560,001 to $4,680,000.99           1,400,000               600,000
From $4,680,001 to $4,800,000.99           1,200,000               800,000
From $4,800,001 to $4,920,000.99           1,000,000             1,000,000
From $4,920,001 to $5,040,000.99             800,000             1,200,000
From $5,040,001 to $5,160,000.99             600,000             1,400,000
From $5,160,001 to $5,280,000.99             400,000             1,600,000
From $5,280,001 to $5,399,999.99             200,000             1,800,000

     (b) 50/50 Split of Excess Net Sales Proceeds. To the extent that a sale of all the NFPM Membership Interests is consummated by Imagine or Imagine Sub, as the case may be, within 180 days following the Closing Date, in addition to the return of all of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund as required by Section 4.5(a) hereof, in the event the Net Sales Proceeds exceed $5,400,000, MBS will be entitled to receive, and Imagine or Imagine Sub, as the case may be, shall be obligated to pay to MBS, an amount equal to 50% of the Net Sales Proceeds in excess of $5,400,000. Imagine or Imagine Sub, as the case may be, shall pay and deliver to MBS any amount due under this Section 4.5(b) as and within 10 Business Days after, Imagine or Imagine Sub, as the case may be, receives any of the Net Sales Proceeds (whether in a lump sum or installments).

     (c)  Total  Consideration  Adjustment.  Any return of Holdback Shares under
Section 4.5(a) hereof and any amount paid pursuant to Section 4.5(b) hereof, shall be treated as a reduction in the aggregate transaction consideration paid by MBS or MBS Sub, as the case may be, and received by Imagine or Imagine Sub, as the case may be, hereunder.

     (d) Net Sales Proceeds. As used in this Agreement, the term "Net Sales Proceeds" means (i) the total consideration that is received, directly or indirectly, by Imagine or Imagine Sub, as the case may be, as payment for the acquisition of all the NFPM Membership Interests by a third party, less (ii) the sum of (A) all indebtedness or other liabilities of NFPM not assumed by the purchaser, (B) all costs and expenses, including fees of accountants, attorneys and other advisors incurred by Imagine, Imagine Sub, or NFPM, as the case may be, in connection with such transaction and (C) all fees or commissions paid to brokers, finders, or investment bankers in connection with such transaction.

4.6 Valuation of Transaction Consideration. Within 60 days following the Signing Date, Imagine shall prepare and deliver to MBS and MBS Sub a schedule (the "Valuation/Allocation Schedule [Alternative Transaction A]") setting forth Imagine's proposed relative fair market values and allocations of the aggregate transaction consideration among the Imagine Exchanged Assets, MBS Common Shares and NFPM Membership Interests involved in the Transaction for accounting, Tax and all other purposes (which shall not be in violation of MBS' obligations under applicable provisions of the Colorado Act), assuming that the Closing would occur under Alternative Transaction A. In the event MBS and MBS Sub disagree with the Valuation/Allocation Schedule [Alternative Transaction A], or any part thereof, based solely on the good faith belief that Imagine's proposed valuation and allocation (i) will not be as favorable to MBS or MBS Sub from a Tax standpoint as an alternative valuation and allocation, or (ii) will violate

                                                                           Pge 8
applicable provisions of the Colorado Act, MBS and MBS Sub, acting together, shall give Imagine notice, within 15 days after the date on which the first of MBS and MBS Sub received the Valuation/Allocation Schedule [Alternative Transaction A], proposing the alternative valuation and allocation preferred by MBS and MBS Sub from a Tax standpoint or under the Colorado Act. If MBS and MBS Sub do not give notice within such 15-day period, the Valuation/Allocation Schedule [Alternative Transaction A] as proposed by Imagine shall become final and binding on MBS and MBS Sub. In the event the parties are unable to reach agreement by negotiating in good faith within 30 days after Imagine and Imagine Sub receive MBS and MBS Sub's proposed alternative valuation and allocation, the disagreement shall be resolved as soon as practicable by the mediation and binding arbitration provisions in Section 13.9 hereof. The final Valuation/Allocation Schedule [Alternative Transaction A] shall be initialed by the parties and attached hereto as Schedule 4.6 at the Closing. Unless mutually agreed otherwise, no party will take any position on any Tax Return, upon examination or audit of any Tax Return, in any claim for a Tax refund, or otherwise that is consistent with the valuations and allocations set forth on
Schedule 4.6. Prior to the Closing, the Valuation/Allocation Schedule [Alternative Transaction A] will be updated to the Closing Date as necessary to reflect any payments on any of the Imagine Exchanged Assets and any additional interest or dividends accruing between the date such schedule is prepared and the Closing Date using the same methodology followed in preparing the initial
Schedule 4.6.

                                   ARTICLE V.
                            ALTERNATIVE TRANSACTION B
                            -------------------------

     A Closing that occurs under Alternative Transaction B shall be upon and subject to the following terms and conditions:

5.1 Exchanges, Transfers and Issuances. At the Effective Time, in exchange for the Imagine Exchanged Assets, MBS will issue 9,000,000 shares of the MBS Common Shares to Imagine or Imagine Sub, as the case may be (subject to appropriate adjustment for any reclassification, stock split, reverse stock split, stock dividend, or other similar change in the capital structure of MBS becoming effective between the Signing Date and Closing Date).

5.2 Transfers Prior to Closing. At the request of and in accordance with the instructions given by Imagine or Imagine Sub, MBS and MBS Sub shall, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to the MBS Common Shares and the NFPM Membership Interests. Each of MBS and MBS Sub acknowledge that Imagine and Imagine Sub also may, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to any of the Imagine Exchanged Assets.

5.3 Exchange, Transfer and Issuance Procedures. To effect the exchanges, transfers and issuances of debt and equity described in Section 5.1 hereof, (a) MBS and MBS Sub will deliver to Imagine and Imagine Sub at the Closing the various certificates, instruments and documents identified or referred to in
Section 2.2(b) and Section 12.1(b) hereof, and (b) Imagine and Imagine Sub will deliver to MBS and MBS Sub at the Closing the various certificates, instruments and documents identified or referred to in Section 12.3(b) hereof.

5.4 Valuation of Transaction Consideration. Within 60 days following the Signing Date, Imagine shall prepare and deliver to MBS and MBS Sub a schedule (the "Valuation/Allocation Schedule [Alternative Transaction B]") setting forth Imagine's proposed relative fair market values and allocations of the aggregate transaction consideration among the Imagine Exchanged Assets and MBS Common Shares involved in the Transaction for accounting, Tax and all other purposes (which shall not be in violation of MBS' obligations under applicable provisions of the Colorado Act),, assuming that the Closing would occur under Alternative Transaction B. In the event MBS and MBS Sub disagree with the Valuation/Allocation Schedule [Alternative Transaction B], or any part thereof, based solely on the good faith belief that Imagine's proposed valuation and allocation (i) will not be as favorable to MBS or MBS Sub from a Tax standpoint as an alternative valuation and allocation, or (ii) will violate applicable provisions of the Colorado Act, MBS and MBS Sub, acting together, shall give Imagine notice, within 15 days after the date on which the first of MBS and MBS Sub received the Valuation/Allocation Schedule [Alternative Transaction B], proposing the alternative valuation and allocation preferred by MBS and MBS Sub from a Tax standpoint or under the Colorado Act. If MBS and MBS Sub do not give notice within such 15-day period, the Valuation/Allocation Schedule [Alternative Transaction B] as proposed by Imagine shall become final and binding on MBS and MBS Sub. In the event the parties are unable to reach agreement by negotiating in good faith within 30 days after Imagine and Imagine Sub receive MBS and MBS Sub's proposed alternative valuation and allocation, the disagreement shall be resolved as soon as practicable by the mediation and binding arbitration provisions in Section 13.9 hereof. The final Valuation/Allocation Schedule [Alternative Transaction B] shall be initialed by the parties and attached hereto as Schedule 5.4 at the Closing. Unless mutually agreed otherwise, no party will take any position on any Tax Return, upon examination or audit of any Tax Return, in any claim for a Tax refund, or otherwise that is consistent with the valuations and allocations set forth on Schedule 5.4. Prior to the Closing, the Valuation/Allocation Schedule [Alternative Transaction B] will be updated to the Closing Date as necessary to reflect any payments on any of the Imagine Exchanged Assets and any additional interest or dividends accruing between the date such schedule is prepared and the Closing Date using the same methodology followed in preparing the initial Schedule 5.4.

                                  ARTICLE VI.
                REPRESENTATIONS AND WARRANTIES OF MBS AND MBS SUB
                -------------------------------------------------


     MBS and MBS Sub hereby, jointly and severally, represent and warrant to Imagine and Imagine Sub that, except as disclosed in the disclosure schedule attached hereto, which shall be arranged in paragraphs corresponding to the numbered and lettered sections of this Article VI (the "MBS/MBS Sub Signing Date Disclosure Schedule"), each of the following statements is true and accurate in all respects on the Signing Date and will be true and accurate on and as of the Closing Date:


                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                            REGARDING MBS AND MBS SUB
                            -------------------------

6.1 Organization and Qualification of MBS and MBS Sub. MBS is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. MBS Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arkansas. Each of MBS and MBS Sub has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its assets or properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to materially adversely affect the ability of MBS or MBS Sub to close the Transaction or of Imagine and Imagine Sub to receive the title to any of the MBS Common Shares or NFPM Membership Interests required hereunder.

6.2 Authority of MBS and MBS Sub. Each of MBS and MBS Sub has full power, legal right, capacity and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution and delivery of this Agreement by each of MBS and MBS Sub and the performance by each of MBS and MBS Sub of its obligations hereunder, including the consummation of the Transaction, have been duly authorized by all necessary corporate or limited liability company, as the case may be, action and no other corporate or limited liability company, as the case may be, proceedings on the part of either of MBS or MBS Sub are necessary to authorize this Agreement or to consummate the Transaction, except for obtaining the Requisite MBS Approval (other than of the directors, which has been obtained) and the Requisite MBS Sub Approval (other than of the managers, which has been obtained). Each of this Agreement and the other Transaction Documents to which either of MBS or MBS Sub is a party has been, or upon Closing will then have been, duly executed and delivered by such party and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, or will upon Closing constitute, the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms. Each of MBS and MBS Sub will take, or cause to be taken, all action necessary to consummate the Transaction.

6.3  Capitalization of MBS and MBS Sub.

     (a) The MBSS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable, and free of and clear of all Liens and preemptive or similar rights in favor of any other person.

     (b) There are no voting trusts or other Contracts to which any of MBS or MBS Sub is a party with respect to the voting of the capital stock, membership interests, or other equity interests of any of MBS or MBS Sub.

6.4  No Conflict; Required Filings and Consents for MBS or MBS Sub.

     (a) The execution and delivery of this Agreement by each of MBS and MBS Sub does not, and the performance by each of MBS and MBS Sub of their respective obligations hereunder, including consummation of the Transaction, will not, require either of MBS or MBS Sub to obtain any Consent or order of, or to make any filing with or notification to, any Governmental Entity, other than filings under the Securities Act, Exchange Act, or as required by the National Association of Securities Dealers, Inc. ("NASD"), and except where the failure to obtain such Consents or orders, or to make such filings or notifications could not reasonably be expected to cause a MBS/MBS Sub Material Adverse Effect or to prevent the any of MBS or MBS Sub from performing its respective obligations under this Agreement.

     (b) Assuming that all Consents contemplated by the exceptions to Section 6.4(a) hereof are obtained or made, as the case may be, the execution and delivery of this Agreement by each of MBS and MBS Sub does not, and the performance by each of MBS and MBS Sub of their respective obligations hereunder, including consummation of the Transaction, will not (i) conflict with or violate the MBS Organizational Documents or MBS Sub Organizational Documents,
(ii) conflict with or violate any applicable Legal Requirement, or any judgment, order, or decree applicable to either of MBS or MBS Sub or by or to which any of their respective assets or properties is bound or subject, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or require payment under, or result in the creation of a Lien on any of the assets or properties of any of MBS or MBS Sub pursuant to, any Contract or Governmental Authorization to which any of MBS or MBS Sub is a party or by or to which any of MBS or MBS Sub or any of their respective assets or properties is bound or subject.

                  REPRESENTATIONS AND WARRANTIES REGARDING NFPM
                  ---------------------------------------------

6.5 Organization and Qualification of NFPM. NFPM is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arkansas. NFPM has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in the State of Florida and each other jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its assets or properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to have a NFPM Material Adverse Effect. NFPM does not have any Subsidiaries or own capital stock or any other equity interests of any corporation, partnership, joint venture, limited liability company or other person.

6.6 Organizational Documents of NFPM. MBS and MBS Sub have delivered to Imagine and Imagine Sub true, accurate and complete copies of the NFPM Organizational Documents, each as amended through and in effect on the Signing Date. NFPM is not in breach, default, or other violation of any of the provisions of its NFPM Organizational Documents. To the knowledge of MBS or MBS Sub, no officer, manager, or other person is in breach, default, or violation of any of the provisions of the NFPM Organizational Documents. The officers and managers of NFPM in office on the Signing Date, and the title and term of office thereof, are listed in Section 6.6 of the MBS/MBS Sub Signing Date Disclosure Schedule, and each such officer and manager was duly elected or appointed in full compliance with the NFPM Organizational Documents and any applicable Legal Requirements.

6.7  Capitalization of NFPM.

     (a) The authorized equity interests of MBS Sub consist of one class of membership interests. All 100% of the issued and outstanding membership interests of NFPM are owned and held legally of record and beneficially by MBS Sub.

     (b) All of the issued membership interests of NFPM have been duly authorized, validly issued and fully paid and nonassessable, and have not been issued in violation of the Securities Act or any similar Legal Requirements, or in violation of (nor are any of the authorized equity interests of NFPM subject to) any preemptive or similar rights created by applicable Legal Requirements or the NFPM Organizational Documents, or any agreement to which NFPM is a party or is bound, and all such issued membership interests of NFPM are owned free and clear of all Liens, other than any such restrictions on transfer set forth in the Operating Agreement.

     (c) The NFPM Membership Interests to be transferred to Imagine or Imagine Sub, as the case may be, pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable, and free of and clear of all Liens and preemptive or similar rights in favor of any third party.

     (d) There are no voting trusts or other Contracts to which any of MBS, MBS Sub, or NFPM is a party with respect to the voting of the membership interests of NFPM.

     (e) No bonds, debentures, notes, or other indebtedness of NFPM having the right to vote (or convertible into or exchangeable or exercisable for equity interests having the right to vote) on any matters on which members of NFPM may vote (the "NFPM Voting Debt") are issued or outstanding.

     (f) Other than pursuant to the provisions of the Operating Agreement, there are no options, warrants or other rights (including, but not limited to, registration rights), agreements, arrangements or commitments of any character to which NFPM is a party relating to the issued or unissued membership interests or other equity interests of NFPM or obligating NFPM to grant, issue, or sell any membership interests, NFPM Voting Debt, or other equity interests of NFPM.

     (g) There are no obligations, contingent or otherwise, of NFPM (i) to repurchase, redeem, or otherwise acquire any membership interests or other equity interests of NFPM, or (ii) (other than advances to wholly owned Subsidiaries, if any, in the ordinary course of business) to provide funds to, or to make any investment in (in the form of a loan, capital contribution, or otherwise), or to provide any guarantee with respect to the obligations of, any Subsidiary of NFPM or any other person.

     (h) NFPM (i) does not directly or indirectly own, (ii) has not agreed to purchase or otherwise acquire, and (iii) does not hold any interest convertible into or exchangeable or exercisable for, any membership interests or other equity interest of any corporation, partnership, joint venture, limited liability company, or other person.

     (i) Except for any Contracts between NFPM and its wholly owned Subsidiaries, if any, or between such wholly owned Subsidiaries, there are no Contracts of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on, or calculated in accordance with, the revenues or earnings of NFPM or any of its Subsidiaries.

     (j) There are no voting trusts, proxies, or other Contracts to which NFPM is a party or by which NFPM is bound with respect to the voting of any shares of capital stock or other equity interests of NFPM.


                                  ARTICLE VII.
            REPRESENTATIONS AND WARRANTIES OF IMAGINE AND IMAGINE SUB
            ---------------------------------------------------------

     Imagine and Imagine Sub hereby, jointly and severally, represent and warrant to MBS and MBS Sub that, except as disclosed in the disclosure schedule attached hereto, which shall be arranged in paragraphs corresponding to the numbered and lettered sections of this Article VII (the "Imagine/Imagine Sub Signing Date Disclosure Schedule"), each of the following statements is true and accurate in all respects on the Signing Date and will be true and accurate on and as of the Closing Date:

7.1 Organization and Qualification of Imagine and Imagine Sub. Imagine is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Imagine Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Imagine and Imagine Sub has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its assets or properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to have a Imagine/Imagine Sub Material Adverse Effect. Imagine and Imagine Sub have delivered to MBS and MBS Sub true, accurate and complete copies of the Articles of Incorporation and Bylaws (or equivalent organizational documents) of each of Imagine and Imagine Sub, each as amended through and in effect on the Signing Date.

7.2 Authority of Imagine and Imagine Sub. Each of Imagine and Imagine Sub has full power, legal right, capacity and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution and delivery of this Agreement by each of Imagine and Imagine Sub and the performance by each of Imagine and Imagine Sub of its obligations hereunder, including the consummation of the Transaction, have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of either of Imagine or Imagine Sub are necessary to authorize this Agreement or to consummate the Transaction. Each of this Agreement and the other Transaction Documents to which either of Imagine or Imagine Sub is a party has been, or upon Closing will then have been, duly executed and delivered by such party and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, or will upon Closing constitute, the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms. Each of Imagine and Imagine Sub will take, or cause to be taken, all action necessary to consummate the Transaction.

7.3  Certain Securities Law Matters for Imagine and Imagine Sub.

     (a) Each of Imagine and Imagine Sub, either alone or with his purchaser representative as defined in Rule 501(h) under the Securities Act, if any, has substantial experience in evaluating and investing in private placement transactions so that such party is capable of evaluating the merits and risks of its investment in the MBS Common Shares. Each of Imagine and Imagine Sub, by reason of such party's business or financial experience, either alone or with its purchaser representative, if any, has the capacity to protect such party's own interests in connection with his acquisition of the MBS Common Shares hereunder. Each of Imagine or Imagine Sub who has designated itself (i) as an "accredited investor" on the signature page hereto is an "accredited investor" as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act or (ii) as a "nonaccredited investor" is not an "accredited investor" and, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Transaction. MBS has provided each of Imagine and Imagine Sub or its purchaser representative, if any, with copies of the MBS SEC Reports. Each of Imagine and Imagine Sub, or its purchaser representative, if any, is familiar with the business and financial condition, properties, operations and prospects of MBS and has had an opportunity to discuss MBS' business and financial condition, properties, operations and prospects with MBS' management. Each of Imagine and Imagine Sub, or its purchaser representative, if any, has also had an opportunity to ask questions of officers of MBS, which questions were answered to such party's satisfaction. Each of Imagine and Imagine Sub understands that such discussion was intended to describe certain aspects of MBS' business and financial condition, properties, operations, and prospects, but were not a thorough or exhaustive description.

     (b) Each of Imagine and Imagine Sub understands that the MBS Common Shares have not been registered under the Securities Act or the securities laws of Texas or any other state and may be "restricted securities" under the applicable federal securities laws, and that the Securities Act and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that such party may dispose of the MBS Common Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and each of Imagine and Imagine Sub further understand that, except to the limited extent provided in this Section below, MBS has no obligation or intention to register the MBS Common Shares, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144) thereunder which permits limited resales of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the issue, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions with a "market maker" and the number of shares being sold not exceeding specified limitations. Accordingly, Imagine and Imagine Sub understand that under the SEC's rules, Imagine and Imagine Sub may dispose of the MBS Common Shares in transactions, which are exempt from registration under the Securities Act. As a consequence of all of the foregoing, each of Imagine and Imagine Sub understands that it must bear the economic risk of the investment in the MBS Common Shares for an indefinite period of time. Each of MBS and MBS Sub understands that a restrictive legend will be placed on the certificates representing the MBS Common Shares containing substantially the following language:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, DONATED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF, UNLESS A LEGAL OPINION ACCEPTABLE TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS PROVIDED TO AND APPROVED BY THE ISSUER PRIOR TO ANY ATTEMPTED DISPOSITION.

     (c)  Notwithstanding the foregoing, MBS agrees that:

          (i) For so long as and to the extent necessary to permit Imagine and Imagine Sub to sell the MBS Common Shares pursuant to Rules 144 or 145 promulgated under the Securities Act, MBS shall (a) use its best efforts to (x) file on a timely basis all reports, data and other information required to be filed with the SEC by it pursuant to the Exchange Act, and (y) to furnish Imagine and Imagine Sub upon request a written statement confirming that MBS has complied with such reporting requirements during the 12 months preceding any proposed sale of the MBS Common Shares by either of Imagine or Imagine Sub under Rules 144 or 145. MBS has filed all reports, data and other information required to be filed with the SEC by it under the Exchange Act during the 12 months preceding the Signing Date.

          (ii) The legends set forth on the  certificates  representing  the MBS
Common Shares shall be removed by delivery of substitute certificates without such legend, if such legend is not required for purposes of the Securities Act or this Agreement. It is agreed that such restrictive legends and related stop orders will be removed if (x) MBS has received either a written opinion of counsel, which such counsel and opinion shall be reasonably satisfactory to MBS, or a "no action" letter obtained from the SEC, to the effect that the MBS Common Shares subject thereto may be transferred free of the restrictions imposed by Rules 144 or 145, or (y) in the event of a sale of the MBS Common Shares which has been registered under the Securities Act or made in conformity with the provisions of Rules 144 or 145.


                                 ARTICLE VIII.
                          COVENANTS OF MBS AND MBS SUB
                          ----------------------------

8.1 Negative Covenants. Each of MBS and MBS Sub covenant and agree that, prior to the Closing Date, it will not:

     (a) take any action that reasonably could be expected to result in (i) any of the representations and warranties of such party set forth in Article VI hereof becoming untrue or (ii) any of the conditions set forth in Section 2.2(a) hereof not being satisfied; or

     (b)  without  obtaining  the prior  written  Consent of Imagine and Imagine
Sub, as determined in their sole discretion, enter into any Contract with respect to a Competing Transaction, consummate any Competing Transaction, or agree in writing or otherwise to do any of the foregoing. Upon request from time to time, MBS and MBS Sub will furnish Imagine and Imagine Sub with a summary of any negotiations taking place with respect to a Competing Transaction.

8.2 Negative Covenants About MBS. Except as expressly contemplated hereby or otherwise consented to in writing by Imagine and Imagine Sub, from the Signing Date until the Closing Date, MBS will not do any of the following:

     (a)  amend  any of the  material  terms  or  provisions  of the MBS  Common
Shares;

     (b) knowingly take any action that would result in the failure of the MBS Common Shares to be eligible for trading on the NASDAQ (OTCBB) or any other nationally recognized stock market;

     (c) propose to adopt any amendments to any of the MBS Organizational Documents that would have an adverse effect on the consummation of the Transaction; or

     (d)  agree in writing or otherwise to do any of the foregoing.

                                  ARTICLE IX.
                       ADDITIONAL COVENANTS AND AGREEMENTS
                       -----------------------------------

9.1 Notification of Certain Matters. Each of MBS and MBS Sub shall give prompt notice to Imagine and Imagine Sub, orally and in writing, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of the party giving such notice contained in this Agreement to be untrue or inaccurate at any time from the Signing Date to the Closing Date, (ii) any material failure of the party giving such notice to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by such person hereunder within the time specified therefor, and (iii) any change or event having, or which, insofar as can be reasonably foreseen, could have, a material adverse effect on the financial condition, results of operations, business, or prospects of any of MBS, MBS Sub, or NFPM.

9.2  Access and Information. Between the Signing Date and the Closing Date:

     (a) MBS and MBS Sub shall cause NFPM to, (i) afford to Imagine and Imagine Sub and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Imagine/Imagine Sub Representatives") access during ordinary business hours and at other reasonable times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of NFPM and to the books and records thereof, and (ii) furnish promptly to Imagine and Imagine Sub and the Imagine/Imagine Sub Representatives such information concerning the business, properties, contracts, records, and personnel of NFPM (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by Imagine, Imagine Sub, or any of the Imagine/Imagine Sub Representatives.

     (b) Notwithstanding the provisions of Section 9.2(a) hereof, none of MBS, MBS Sub, or NFPM shall be required to grant access or furnish information to any of Imagine, Imagine Sub, or the Imagine/Imagine Sub Representatives to the extent that such access or the furnishing of such information is prohibited by applicable Legal Requirements or Contract. No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties that are contained herein and each such representation and warranty shall survive such investigation.

     (c) Each party to this Agreement shall hold in confidence and not disclose, except on a "need to know" basis to its respective representatives all nonpublic information received from the other party to this Agreement (the "Confidential Information") until such time as such Confidential Information is otherwise publicly available and, if this Agreement is terminated, each party will deliver to the other party all documents, work papers and other materials (including copies) obtained by such party or on its behalf from another party as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof. The foregoing obligations of confidentiality and nondisclosure shall be effective for a period of 2 years after such termination; provided that such obligations of Imagine and Imagine Sub shall terminate at the Closing.

     (d) In the event that a party, or anyone to whom it supplies Confidential Information, receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena or order issued by a Governmental Entity, the party agrees (i) to notify the other party immediately of the existence, terms and circumstances surrounding such request, (ii) to consult with the other party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such Confidential
Information  is  required  to prevent a party from  being  held in  contempt  or subject to other penalty, to furnish only such portion of the Confidential Information as the disclosing party is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information.

9.3  Appropriate Action; Consents; Filings.

     (a) Each of MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall use, and shall cause each of their respective Subsidiaries to use, all reasonable efforts promptly (i) to take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements or otherwise to consummate and make effective the Transaction, (ii) to obtain from any Governmental Entity any Consents or Governmental Authorizations required to be obtained by any of MBS, MBS Sub, NFPM, Imagine, or Imagine Sub, in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the Transaction, (iii) to make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement required under (A) the Securities Act and the Exchange Act and the rules and regulations thereunder, and any other applicable federal or state securities laws, and (B) any other applicable Legal Requirement; provided that MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, shall accept all reasonable additions, deletions or changes suggested in connection therewith. Each of the parties shall promptly furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Legal Requirements in connection with the Transaction.

     (b) Each of Imagine and Imagine Sub, on the one hand, and MBS and MBS Sub, on the other hand, agree, and MBS shall cause NFPM, to cooperate and to use all reasonable efforts to contest and resist any action, including legislative, administrative or judicial action, and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that is in effect and that restricts, prevents or prohibits the consummation of the Transaction, including, without limitation, by vigorously pursuing all available avenues of administrative and judicial appeal and all available legislative action. Each of Imagine and Imagine Sub, on the one hand, and MBS and MBS Sub, on the other hand, also agree to take any and all reasonable actions, including, without limitation, the disposition of assets or the withdrawal from doing business in particular jurisdictions, required by regulatory authorities as a condition to the granting of any approvals required in order to permit the consummation of the transactions contemplated hereby or as may be required to avoid, lift, vacate, or reverse any legislative or judicial action that would otherwise cause any condition to the transactions contemplated hereby not to be satisfied; provided, however, that in no event shall any party take, or be required to take, any action that could reasonably be expected to have a MBS/MBS Sub Material Adverse Effect, NFPM Material Adverse Effect, or Imagine/Imagine Sub Material Adverse Effect, as the case may be.

     (c) Each of Imagine and Imagine Sub, on the one hand, and MBS and MBS Sub, on the other hand, agree, and MBS shall cause NFPM, to give, any notices regarding the Transaction to third parties required by applicable Legal Requirements or by any Contract to which such person is a party or by which such person is bound, and use (and cause such other specified persons to use) all reasonable efforts to obtain any third party Consents (i) necessary, proper, or advisable to consummate the Transaction, (ii) otherwise required under any Contracts in connection with the consummation of the transactions contemplated hereby, or (iii) required to prevent a MBS/MBS Sub Material Adverse Effect, NFPM Material Adverse Effect, or Imagine/Imagine Sub Material Adverse Effect, as the case may be, from occurring after the Closing Date.

     (d) If any party shall fail to obtain any third party Consent described in clause (i) of Section 9.3 (c) hereof, such party shall use all reasonable efforts, and shall take any such actions reasonably requested by the other parties, to limit the adverse effect upon any of MBS, MBS Sub, NFPM, Imagine and Imagine Sub, and their respective businesses resulting, or which could reasonably be expected to result after the Closing Date, from the failure to obtain such Consent.

9.4 Public Announcements. Each of MBS and Imagine shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Transaction and shall not issue any such press release or make any such public statement prior to such consultation; provided, however, that a party may, without consulting with the other party, issue such a press release or make such a public statement if required by applicable Legal Requirements or the rules of the NASDAQ or other national securities exchange if such party has used commercially reasonable efforts to consult with the other party but has been unable to do so in a timely manner.

9.5 Information for Tax Returns. From and after the Closing, each of MBS and MBS Sub shall cooperate with Imagine, Imagine Sub and NFPM by providing and granting access, promptly upon request, to such records, documents and other information regarding NFPM as any of Imagine, Imagine Sub, or NFPM may reasonably request from time to time, in connection with the preparation or audit of any Tax Returns of NFPM, Imagine, or Imagine Sub, and for audits, disputes, refund claims, or litigation or other proceedings relating thereto.

9.6 Disclaimer of Fiduciary Obligations. Without waiving any of the representations or warranties made hereunder, MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, agree that, (a) with respect to the Transaction, each is an independent party, and (b) each is an experienced and sophisticated business person, and is relying on its own representatives in determining to enter into and consummate the contemplated Transaction. The relationship between the parties in the contemplated transactions as buyer and seller shall not create fiduciary obligations with respect to each other for the purposes of the Transaction.

9.7 MBS Shareholder Approval. No later than 150 days following the Signing Date, MBS shall submit this Agreement and the Transaction for approval of no less than the number of shareholders of MBS, either by written consent or at a meeting of the shareholders, who are required to approve the Transaction under the applicable provisions of the Colorado Act and the MBS Organizational Documents. MBS shall, through its Board of Directors, recommend to the shareholders of MBS approval of this Agreement and the Transaction.

9.8 Supplemental Representations and Warranties. During the 60 days immediately following the Signing Date, each of MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall negotiate in good faith and prepare a mutually agreed upon amendment to this Agreement (the "Representation and Warranty Amendment") supplementing, but not being a part of, the representations and warranties made by the parties under Article VI or Article VII hereof, as the case may be, to include the additional representations and warranties that are customarily made by buyers and sellers in transactions of this type (the "Supplemental Representations and Warranties"). In connection with the Representation and Warranty Amendment, MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, may prepare and deliver to the other party a disclosure schedule, arranged in paragraphs corresponding to the numbered and lettered sections of the Representation and Warranty Amendment, disclosing any necessary exceptions to the Supplemental Representations and Warranties, any of which such exceptions shall be subject to the approval of the other party, in its sole discretion.

9.9 Other Transaction Documents. During the 60 days immediately following the Signing Date, each of MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall negotiate in good faith and prepare the Escrow Agreement, Management Agreement Physician Agreement and any other Transaction Documents required hereby.

                                   ARTICLE X.
            NONDISCLOSURE, NONCOMPETION AND NONSOLICITATION COVENANTS
            ---------------------------------------------------------

     MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, covenant and agree as follows:

10.1 Statement of Enforceability. Each of MBS and MBS Sub acknowledges that this
Article X is entered into in conjunction with the sale of a business and, therefore, is fully enforceable as written under Tex. Bus. Comm. Code ss.15.50 and other applicable Legal Requirements. Each of MBS and MBS Sub further acknowledge that the provisions in this Article X are conditions precedent and material inducements to Imagine and Imagine Sub entering into this Agreement and consummating the Transaction.

10.2 Nondisclosure Covenant.

     (a) Each of MBS and MBS Sub acknowledges that it has occupied a position of trust and confidence with NFPM prior to the date of this Agreement and has become familiar with the following, any and all of which constitute confidential information of NFPM (collectively, the "NFPM Confidential Information"): (i) any and all trade secrets concerning the business and affairs of NFPM, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, compositions, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information, of NFPM and any other information, however documented, of NFPM that is a trade secret or proprietary; (ii) any and all information concerning the business and affairs of NFPM (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, and personnel training and techniques and materials, however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for NFPM containing or based, in whole or in part, on any information included in the foregoing.

     (b) Each of MBS and MBS Sub acknowledges and agrees that all NFPM Confidential Information known or obtained by MBS or MBS Sub, whether before or after the date of this Agreement, is the property of NFPM. Therefore, each of MBS and MBS Sub agrees that such party will not, at any time, disclose to any unauthorized persons or use for his own account or for the benefit of any third party any NFPM Confidential Information, whether such party has such information in its memory or embodied in writing or other physical form, without the prior written consent of Imagine and Imagine Sub, unless and to the extent that the NFPM Confidential Information is or becomes generally known to and available for use by the public other than as a result of the fault of MBS or MBS Sub or the fault of any other person bound by a duty of confidentiality to Imagine, Imagine Sub, or NFPM. Each of MBS and MBS Sub agrees to deliver to Imagine and Imagine Sub at the Closing, and at any other time Imagine or Imagine Sub may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the businesses, operations, or affairs of NFPM and any other NFPM Confidential Information that either of MBS or MBS Sub may then possess or have under its control.

10.3 Noncompetition Covenant.

     (a) Each of MBS and MBS Sub agrees that, during the period beginning on the Closing Date and continuing for a period of 5 years thereafter (the "Restricted Period"), it will not, and will not permit any Subsidiary or Affiliate to, for itself or any other person, directly or indirectly, either as an employee, employer, independent contractor, consultant, agent, principal, owner, partner, shareholder, member, manager, officer, director, or in any other individual or representative capacity (collectively, the "Restricted Capacity"), own, manage, operate, work for, consult with, advise, control, finance, guaranty the performance of, or otherwise engage or participate in any manner whatsoever, in any business or other activities that in any manner whatsoever are in competition with the business of owning and operating a medical practice and related facilities (the "Restricted Business"), including, but not limited to, by conducting or attempting to engage in business with or soliciting or diverting or attempting to solicit or divert away from Imagine or Imagine Sub the business of any of the clients or customers either of MBS, MBS Sub, or NFPM had engaged in any of the Restricted Business with prior to the Closing Date or which Imagine, Imagine Sub, or NFPM engages in any of the Restricted Business with during the Restricted Period (the "Restricted Activity"), anywhere in the geographic area of Duvall County, Florida (the "Restricted Territory"), except on behalf of Imagine, Imagine Sub, or NFPM in providing management services pursuant to the Management Agreement.

     (b) For purposes of this Section 10.3, a person shall be deemed to be engaged or participating in business or other activities "in" the Restricted Territory, in addition to other activities that would constitute being engaged or participating in business or other activities, if such person uses any telecommunication equipment or device (including without limitation any telephone, modem, the Internet, any intranet or extranet, a cellular telephone device, or any pager or satellite communication device) located in the Restricted Territory to communicate with any other person, whether such other person is located inside the Restricted Territory or outside the Restricted Territory or any such equipment located outside the Restricted Territory to communicate with any person located inside the Restricted Territory.

     (c) Notwithstanding the preceding restrictions, Imagine and Imagine Sub agree that either of MBS or MBS Sub may, without violating the provisions of
Section 10.3(a) hereof, invest in the securities of any enterprise (without otherwise participating in the activities of such enterprise) if (y) such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act, and (z) such Seller does not beneficially own (as defined by Rule 13d-3 promulgated under the Exchange Act) in excess of 1% of the outstanding equity securities of such enterprise.

10.4 Nonsolicitation Covenant. Each of MBS and MBS Sub agree that, during the Restricted Period (except for employment advertisements which are placed for general circulation), it will not, and will not permit, any of its Subsidiaries or Affiliates, for itself or any other person, to directly or indirectly, (w) induce or attempt to induce any former employee of MBS, MBS Sub, or NFPM in the Business who is hired by Imagine, Imagine Sub, or NFPM in connection with the Transaction to leave the employ of any of Imagine, Imagine Sub, or NFPM to engage or participate in any Restricted Activity, (x) in any way interfere with the relationship between any of Imagine, Imagine Sub, or NFPM and any such employee of any of them, (y) employ, or otherwise engage as an employee, independent contractor or otherwise, any employee of any of Imagine, Imagine Sub, or NFPM, or (z) induce or attempt to induce any client, customer, supplier, vendor, licensee or business relation of any of Imagine, Imagine Sub, or NFPM to cease doing business with any of them, or in any way interfere with the relationship between any client, customer, supplier, vendor, licensee, or business relation of any of Imagine, Imagine Sub, or NFPM.

10.5 Mutual Nondisparagement Covenant. Neither MBS nor MBS Sub, on the one hand, or Imagine or Imagine Sub, on the other hand, will, or encourage any of their respective members, managers, officers, directors, employees, or agents to, at any time during or after the Restricted Period, disparage the other party or any of its partners, officers, employees, agent, Subsidiaries, or Affiliates.

10.6 Remedies.

     (a) Injunctive Remedy. Each of MBS and MBS Sub acknowledge that the foregoing restrictions in this Article X (the "Restrictions"), including those relating to geographic area, duration and scope of activity, in view of the nature of the business in which Imagine and Imagine Sub have been, are and will be engaged, are reasonable and necessary in order to protect the goodwill and other legitimate business interests of Imagine and Imagine Sub, and that any violation thereof would result in immediate and irreparable injury to Imagine and Imagine Sub, and each of MBS and MBS Sub, therefore, further acknowledge that, in the event it violates, or threatens to violate, any of such Restrictions, Imagine and Imagine Sub shall be entitled to obtain from any court of competent jurisdiction, without the posting of any bond or other security, preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies in law or equity to which it may be entitled. If either of MBS or MBS Sub violates any of the Restrictions, the applicable restricted period shall be tolled from the time of commencement of the violation until such time as the violation has been cured to the satisfaction of Imagine and Imagine Sub. If any Restrictions, or any part thereof, are determined in any Proceeding to be invalid or unenforceable, the remainder of the Restrictions shall not thereby be affected and shall be given full effect without regard to the invalid provisions. If the Restrictions should be adjudged unreasonable in any Proceeding, then the reviewing Governmental Entity or other person shall have the power to reform the Restrictions to the extent reasonably necessary to make the Restrictions valid and enforceable and, in the modified form, such provisions shall then be enforceable and shall be enforced.

     (b) Survival. Notwithstanding any other provision hereof, the provisions of this Article X shall survive for the Restricted Period.

                                  ARTICLE XI.
                                 INDEMNIFICATION
                                 ---------------

11.1 Survival. Notwithstanding any investigation made by or on behalf of any party, all representations, warranties, covenants and agreements made by the parties in this Agreement or pursuant hereto (including, without limitation, the indemnification obligations under this Article XI) shall survive the Closing, without any contractual limitation, and remain effective for a period of 12 months following the Closing Date (the "Indemnification Period"). Each party is entitled to and is hereby deemed to have reasonably relied upon the representations and warranties of the other party.

11.2 Indemnification of Imagine and Imagine Sub. Subject to the provisions of this Article XI, MBS and MBS Sub agree, jointly and severally, to indemnify, defend and hold harmless each of Imagine and Imagine Sub (and NFPM after the Closing) and their respective predecessors, successors, assigns, officers, directors, members, managers, stockholders, employees, Subsidiaries, parents, Affiliates, partners, agents, attorneys, accountants, financial advisers, representatives and insurers (collectively, the "Imagine/Imagine Sub Indemnified Parties"), against and in respect of any losses, damages (including incidental and consequential damages), deficiencies, diminutions in value, liabilities, actions, suits, claims, proceedings, demands, assessments, judgments, fines, and reasonable costs and expenses (including, but not limited to, attorney and expert witness fees) (collectively, the "Losses"), arising or resulting, directly or indirectly, from or in connection with:

     (a) Any misrepresentation or other breach of any representation or warranty made by any of MBS or MBS Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived);

     (b) Any failure to perform or other breach of any covenant, agreement, or obligation of any of MBS or MBS Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived); or

     (c)  Without limiting the generality of any of the foregoing:

          (i) Any claims by shareholders of MBS or any other persons (other than Imagine, Imagine Sub, or any of their respective Affiliates) relating to this Agreement or the Transaction.

     The foregoing matters giving rise to the rights of the Imagine/Imagine Sub Indemnified Parties to indemnification hereunder are referred to as the "Imagine/Imagine Sub Claims".

11.3 Indemnification  of MBS and MBS  Sub.  Subject  to the  provisions  of this
Article VIII, each of Imagine and Imagine Sub agree, jointly and severally, to indemnify, defend and hold harmless each of MBS and MBS Sub and their respective successors, assigns, Affiliates, partners, agents, attorneys, accountants, financial advisers, representatives and insurers (collectively, the "MBS/MBS Sub Indemnified Parties"), against and in respect of any Losses, arising or resulting, directly or indirectly, from or in connection with:

     (a) Any misrepresentation or other breach of any representation or warranty made by any of Imagine or Imagine Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived); and

     (b) Any failure to perform or other breach of any covenant, agreement, or obligation of any of Imagine or Imagine Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived).

     The foregoing matters giving rise to the rights of the MBS/MBS Sub Indemnified Parties to indemnification hereunder are referred to as the "MBS/MBS Sub Claims".

11.4 Procedure for Indemnification; Third Party Claims.

     (a) After receipt by an Indemnitee under this Article XI of notice of the commencement of any Proceeding against it, such Indemnitee shall, if a claim is to be made against an Indemnitor hereunder, promptly give notice to the Indemnitor of the commencement of such claim (including all documents and other information which the Indemnitee has with respect thereto), but the failure to notify the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee, except to the extent that the Indemnitor demonstrates that the defense of such action is prejudiced by the Indemnitee's failure to give such notice.

     (b) If any Proceeding referred to in the preceding subsection is brought against an Indemnitee and it gives notice to the Indemnitor of the commencement of such Proceeding, the Indemnitor will be entitled to participate in such Proceeding and, to the extent that it wants (unless (i) the Indemnitor is also a party to such Proceeding and the Indemnitee determines in good faith that joint representation would be inappropriate, or (ii) the Indemnitor fails to provide reasonable assurance to the Indemnitee of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding) to assume the defense of such Proceeding with counsel satisfactory to the Indemnitee and, after notice from the Indemnitor to the Indemnitee of its election to assume the defense of such Proceeding, the Indemnitor will not, as long as it diligently conducts such defense, be liable to the Indemnitee under this Article XI for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the Indemnitee in connection with the defense of such Proceeding, other than reasonable and necessary costs of investigation. If the Indemnitor assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification under this Article XI; (ii) no compromise or settlement of such claims may be effected by the Indemnitor without the Indemnitee's consent unless (y) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnitee, and (z) the sole relief provided is monetary damages that are paid in full by the Indemnitor; (iii) the Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without its consent, and (iv) the Indemnitee shall fully cooperate with the Indemnitor in the defense of such Proceeding. If notice is given to an Indemnitor of the commencement of any Proceeding and the Indemnitor does not, within ten (10) calendar days after the Indemnitee's notice is given, give notice to the Indemnitee of its election to assume the defense of such Proceeding, the Indemnitor will be bound by any determination made in such Proceeding or any compromise or settlement effected by the Indemnitee.

     (c) Notwithstanding the foregoing, if an Indemnitee determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Affiliates, other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnitee may, by notice to the Indemnitor, assume the exclusive right to defend, compromise, or settle such Proceeding, but the Indemnitor will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

11.5 Procedure for Indemnification; Other Claims. A claim for indemnification for any matter not involving a third-party claim covered by Section 11.4 may be asserted by the Indemnitee promptly giving notice to the Indemnitor requesting indemnification and stating in reasonable detail the nature of such matter and the amount of Losses claimed therefor. The Indemnitor shall have 30 calendar days after receiving such notice to respond. If the Indemnitor accepts responsibility or does not respond within such 30-day period, the Indemnitor shall pay the Indemnitee the full amount of the claim within 10 Business Days after responsibility therefor is so determined. If the Indemnitor rejects the claim for indemnification, and the dispute is not resolved by the Indemnitor and Indemnitee within 15 calendar days, the resolution of the dispute shall be determined by the mandatory mediation and binding arbitration provided for in
Section 13.9 hereof. If it is determined after those Proceedings that the Indemnitor is liable for the claim, it shall pay the Indemnitee the full amount of the claim within 10 Business Days after responsibility therefor is so determined or as otherwise ruled in the Proceeding.

                                  ARTICLE XII.
             DELIVERIES AT CLOSING; POST-CLOSING FURTHER ASSURANCES
             ------------------------------------------------------

12.1 Deliveries by MBS and MBS Sub.

     (a) Additional Deliveries under Alternative Transaction A. MBS and MBS Sub shall deliver, or cause to be delivered, to Imagine, Imagine Sub, or such other person as required hereby, at any Closing under Alternative Transaction A, in addition to any other deliveries required under Section 2.2(b) hereof:

          (i) NFPM's Certificate. A certificate of the Secretary (or other authorized limited liability company manager or officer) of NFPM dated as of the Closing Date, upon which Imagine and Imagine Sub may rely, certifying as true, accurate and complete: (i) a certified copy of the Articles of Organization (or equivalent organizational document) of such party issued by the Arkansas Secretary of State; (ii) a copy of the Operating Agreement (or equivalent organizational document) of such party; and (iii) a certified copy of the Certificate of Foreign Qualification of such party issued by the Florida Secretary of State (or other appropriate Governmental Entity).

          (ii) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of MBS and MBS Sub, dated as of the Closing Date, upon which Imagine and Imagine Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of MBS or MBS Sub in or pursuant to this Agreement or in any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of MBS and MBS Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

          (iii)Consents. Copies or other satisfactory evidence of the Consent of all persons necessary for the consummation of the Transaction.

          (iv) Corporate Documents and Governmental Certificates.

               (A) A Certificate of Existence/Good Standing for MBS issued by the Secretary of the State of the State of Colorado dated within 30 days prior to the Closing Date;

               (B) A Certificate of Existence/Good Standing for MBS Sub issued by the Secretary of the State of the State of Arkansas dated within 30 days prior to the Closing Date; and

               (C) A Certificate of Existence/Good Standing for NFPM issued by the Secretary of State of the States of Arkansas and Florida dated within 30 days prior to the Closing Date.

          (v) Delivery of Transaction Documents. The following Transaction Documents executed by MBS, MBS Sub, or NFPM, as the case may be:

               (A)  the Escrow Agreement;

               (B) a Management Services Agreement between MBS and NFPM, in a mutually agreed upon form and substance (the "Management Agreement");

               (C) a Physician Employment Agreement between NFPM and Dr. Ronald Dennie, in a mutually agreed upon form and substance (the "Employment Agreement"); and


               (D)  the Representation and Warranty Amendment.

          (vi) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for Imagine or Imagine Sub.

          (vii)Completion  of  Schedules.   The  Schedules  to  this   Agreement
     identified as to be completed by mutual agreement of the parties, initialed and attached prior to Closing.

     (b) Additional Deliveries under Alternative Transaction B. MBS and MBS Sub shall deliver, or cause to be delivered, to Imagine, Imagine Sub, or such other person as required hereby, at any Closing under Alternative Transaction B, in addition to any other deliveries required under Section 2.2(b) hereof:

          (i) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of MBS and MBS Sub, dated as of the Closing Date, upon which Imagine and Imagine Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of MBS or MBS Sub in or pursuant to this Agreement or in any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of MBS and MBS Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

          (ii) Consents. Copies or other satisfactory evidence of the Consent of all persons necessary for the consummation of the Transaction.

          (iii) Corporate Documents and Governmental Certificates.

               (A) A Certificate of Existence/Good Standing for MBS issued by the Secretary of the State of the State of Colorado dated within 30 days prior to the Closing Date; and

               (B) A Certificate of Existence/Good Standing for MBS Sub issued by the Secretary of the State of the State of Arkansas dated within 30 days prior to the Closing Date.

          (iv) Delivery of Transaction Documents. The following Transaction Documents executed by MBS or MBS Sub, as the case may be:

               (A)  the Representation and Warranty Amendment.

          (v) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for Imagine or Imagine Sub.

          (vi) Completion  of  Schedules.   The  Schedules  to  this   Agreement
     identified as to be completed by mutual agreement of the parties, initialed and attached prior to Closing.

12.2 Further Assurances by MBS and MBS Sub. From time to time after the Closing, upon the request of Imagine or Imagine Sub, each of MBS and MBS Sub agrees to execute and deliver such additional instruments of conveyance and transfer and take such further actions as may be required in conformity with this Agreement and the other Transaction Documents for the complete exchange, transfer and issuance, as the case may be, of the Imagine Exchanged Assets, the MBS Common Shares and the NFPM Membership Interests.

12.3 Deliveries by Imagine and Imagine Sub.

     (a) Additional Deliveries by Imagine and Imagine Sub under Alternative Transaction A. Imagine and Imagine Sub shall deliver, or cause to be delivered, to MBS, MBS Sub, or such other person as required hereby, at any Closing under Alternative Transaction A:

          (i) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of Imagine and Imagine Sub, dated as of the Closing Date, upon which MBS and MBS Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of Imagine or Imagine Sub in or pursuant to this Agreement or any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of Imagine and Imagine Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

          (ii) Secretary's Certificates. The Secretary's Certificates of Imagine and Imagine Sub, in substantially the form attached hereto as Exhibit A, with appropriate modifications therein to be used for Imagine and Imagine Sub instead of MBS and MBS Sub.

          (iii)Consents. Copies or other satisfactory evidence of the Consent of all persons necessary for the consummation of the Transaction.

          (iv) Corporate Documents and Governmental Certificates.

               (A) A Certificate of Existence/Good Standing for Imagine issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date; and

               (B) A Certificate of Existence/Good Standing for Imagine Sub issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date.

          (v) Delivery of Transaction Documents. The following Transaction Documents executed by Imagine or Imagine Sub, as the case may be:

               (A)  the Escrow Agreement; and

               (B)  the Representation and Warranty Amendment.

          (vi) $300,000 Note. The original of the $300,000 Note.

          (vii) $500,000 Note. The original of the $500,000 Note.

          (viii) $1,400,000 Note. The original of the $1,400,000 Note.

          (ix) MBS   Preferred   Shares.   The   certificate   or   certificates
     representing the MBS Preferred Shares, together with a stock power or endorsement, duly executed for transfer to MBS on the records of MBS.

          (x) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for MBS or MBS Sub.

          (xi) Completion  of  Schedules.   The  Schedules  to  this   Agreement
     identified as to be completed by mutual agreement of the parties, initialed, and attached prior to Closing.

     (b) Deliveries by Imagine and Imagine Sub under Alternative Transaction B. Imagine and Imagine Sub shall deliver, or cause to be delivered, to MBS, MBS Sub, or such other person as required hereby, at any Closing under Alternative Transaction B:

          (i) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of Imagine and Imagine Sub, dated as of the Closing Date, upon which MBS and MBS Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of Imagine or Imagine Sub in or pursuant to this Agreement or any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of Imagine and Imagine Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

          (ii) Secretary's Certificates. The Secretary's Certificates of Imagine and Imagine Sub, in substantially the form attached hereto as Exhibit A, with appropriate modifications therein to be used for Imagine and Imagine Sub instead of MBS and MBS Sub.

          (iii)Consents. Copies or other satisfactory evidence of the Consent of all persons necessary for the consummation of the Transaction.

          (iv) Corporate Documents and Governmental Certificates.

               (A) A Certificate of Existence/Good Standing for Imagine issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date; and

               (B) A Certificate of Existence/Good Standing for Imagine Sub issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date.

          (v) Delivery of Transaction Documents. The following Transaction Documents executed by Imagine or Imagine Sub, as the case may be:

               (A)  the Representation and Warranty Amendment.

          (vi) $300,000 Note. The original of the $300,000 Note.

          (vii) $500,000 Note. The original of the $500,000 Note.

          (viii) $1,400,000 Note. The original of the $1,400,000 Note.

          (ix) MBS   Preferred   Shares.   The   certificate   or   certificates
     representing the MBS Preferred Shares, together with a stock power or endorsement, duly executed for transfer to MBS on the records of MBS.

          (x) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for MBS or MBS Sub.

          (xi) Completion  of  Schedules.   The  Schedules  to  this   Agreement
     identified as to be completed by mutual agreement of the parties, initialed, and attached prior to Closing.

          12.4 Further Assurances by Imagine and Imagine Sub. From time to time after the Closing, upon the request of MBS or MBS Sub, Imagine and Imagine Sub agree to execute and deliver such additional instruments of assumption and take such further actions as may be required in conformity with this Agreement and the other Transaction Documents for the complete exchange, transfer and issuance, as the case may be, of the Imagine Exchanged Assets, MBS Common Shares and NFPM Membership Interests.

                                  ARTICLE XIII.
                                  MISCELLANEOUS
                                  -------------

13.1 Notices. All notices, requests, demands, claims and other communications that are required to be or may be given under this Agreement shall be in writing and (i) delivered in person or by courier, (ii) sent by telecopy or facsimile transmission, or (iii) mailed, certified first class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses:

If to MBS or MBS Sub:               MB Software Corporation
                                    2225 East Randol Mill Road, Suite 305
                                    Arlington, Texas 76011
                                    Attn:  Scott Haire
                                    Telephone:  817.633.9400
                                    Facsimile:  817.633.9409

With a copy (which shall
not constitute notice) to:          Jackson & Walker L.L.P.
                                    901 Main Street, Suite 6000
                                    Dallas, Texas 75202
                                    Attn:  Richard Dahlson
                                    Telephone:  214.953.5896
                                    Facsimile:  214.953.6187

If to Imagine or Imagine Sub:       Imagine Investments, Inc.
                                    8150 North Central Expressway, Suite 1901
                                    Dallas, Texas 75206
                                    Attn:  Gary Goltz and Rick Smotherman
                                    Telephone:  214.365.1905
                                    Facsimile:  214.365.6905

With a copy (which shall
not constitute notice) to:          Munsch Hardt Kopf & Harr, P.C.
                                    1445 Ross Avenue
                                    4000 Fountain Place
                                    Dallas, Texas 75202-2790
                                    Attn:  Sally Schreiber and Jonathan K.
                                    Henderson
                                    Telephone:  214.855.7527
                                    Facsimile:  214.978.4370

or to such other address as the parties hereto shall have furnished to the other parties hereto by notice given in accordance with this Section 13.1. Such notices shall be effective (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by telecopy or facsimile transmission, when the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee, or (iii) if mailed, upon the earlier of five Business Days after deposit in the mail and the date of delivery as shown by the return receipt therefor.

13.2 Transaction Costs and Expenses. Except as otherwise provided herein, each party hereunder shall be responsible for and pay its, his, or her, as the case may be, own costs and expenses, including fees of accountants, attorneys, and other advisors, incurred by it, him, or her, as the case may be, in connection with the Transaction. Neither MBS nor MBS Sub shall charge NFPM, or cause NFPM to pay or be liable, for any costs or expenses incurred by any of MBS, MBS Sub, or NFPM in connection with this Agreement or the Transaction.

13.3 Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits thereof. This Agreement may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto. The waiver by any party hereto of any condition or of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other condition or subsequent breach.

13.4 Entire Agreement; Third Party Beneficiaries. This Agreement and the other Transaction Documents (including the Schedules and Exhibits hereto and thereto) constitutes the entire agreement and supersedes all other prior agreements and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof, and neither this Agreement nor any document delivered in connection with this Agreement confers upon any person not a party hereto any rights or remedies hereunder, except as provided in Article XI hereof.

13.5 Assignment. This Agreement shall inure to the benefit of and will be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assignable by any party hereto, without the consent of the other parties hereto, except that the parties hereto agree that the rights and obligations of Imagine and Imagine Sub may be assigned to any of their respective Affiliates by written notice to all other parties hereto, provided that Imagine and Imagine Sub also remain jointly liable for its obligations hereunder.

13.6 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provision, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, provision, covenant or restriction is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

13.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

13.8 Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

13.9 Mandatory Mediation; Binding Arbitration; Governing Law; Venue; Attorney's Fees.

     (a) THE PARTIES AGREE THAT, EXCEPT FOR INJUNCTIVE OR OTHER IMMEDIATE EQUITABLE RELIEF, ANY DISPUTE BETWEEN THEM RELATING TO THIS AGREEMENT, OR THE BREACH HEREOF, SHALL, IF NEGOTIATIONS AND OTHER DISCUSSIONS FAIL, BE FIRST
SUBMITTED TO MEDIATION IN ACCORDANCE WITH THE PROVISIONS OF THE COMMERCIAL MEDIATION RULES OF THE AAA BEFORE RESORTING TO ARBITRATION. THE PARTIES AGREE TO CONDUCT THE MEDIATION IN GOOD FAITH AND MAKE REASONABLE EFFORTS TO RESOLVE THEIR DISPUTE BY MEDIATION. THE COMMERCIAL MEDIATION RULES OF THE AAA THEN IN EFFECT SHALL BE APPLIED. THE PARTIES AGREE TO CONDUCT THE MEDIATION IN DALLAS, TEXAS, OR ANOTHER MUTUALLY AGREED UPON LOCATION.

     (b) THE PARTIES AGREE THAT, EXCEPT FOR INJUNCTIVE OR OTHER IMMEDIATE EQUITABLE RELIEF, ANY DISPUTE BETWEEN THEM RELATING TO THIS AGREEMENT, OR THE BREACH HEREOF, SHALL BE SUBJECT TO BINDING ARBITRATION, IF THE DISPUTE IS NOT RESOLVED BY THE MEDIATION REQUIRED UNDER THE PRECEDING SUBSECTION, IN ACCORDANCE WITH THE PROVISIONS OF THE COMMERCIAL ARBITRATION RULES OF THE AAA, AND THAT
JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE ARBITRATION SHALL BE HEARD BEFORE ONE (1) ARBITRATOR SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES. THE
COMMERCIAL ARBITRATION RULES OF THE AAA THEN IN EFFECT SHALL BE APPLIED. THE PARTIES AGREE TO CONDUCT THE ARBITRATION IN DALLAS, TEXAS, OR ANOTHER MUTUALLY AGREED UPON LOCATION.

     (c) Any dispute between the parties relating to this Agreement shall be construed under and in accordance with the laws of the State of Texas applicable to contracts between residents of Texas that are to be wholly performed within such state, without regard to conflicts of law principles.

     (d) If either party appeals the decision of the arbitrator, the parties agree that the state courts within Dallas County, Texas shall have exclusive venue and jurisdiction of the same.

     (e) The prevailing party in any mediation, arbitration, or litigation shall be entitled to recover from the other party reasonable attorney and expert witness fees, court costs, and the administrative costs, fees, and expenses of the AAA, as the case may be, incurred in the same, in addition to any other relief that may be awarded.




                         [SIGNATURES ON FOLLOWING PAGE]
                                                                         Page 34

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered as of the Signing Date.



                                                     MBS:
                                                     ----

                                                     MB SOFTWARE CORPORATION


                                                     By: /s/ Scott A. Haire
                                                        ------------------------
                                                        Scott A. Haire
                                                        President


                                                     MBS SUB:
                                                     --------

                                                     HEALTHCARE INNOVATIONS, LLC


                                                     By: /s/ Scott A. Haire
                                                        ------------------------
                                                        Scott A. Haire
                                                        President


                                                     Imagine:
                                                     --------

                                                     IMAGINE INVESTMENTS, INC.


                                                     By: /s/ Harry T. Carneal
                                                        ------------------------
                                                        Harry T. Carneal
                                                        Executive Vice President


                                                     Imagine Sub:
                                                     ------------

                                                     XHI2, INC.


                                                     By: /s/ Harry T. Carneal
                                                        ------------------------
                                                        Harry T. Carneal
                                                        Executive Vice President

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------


Schedules

Schedule 1.1  -  Definitions

MBS/MBS Sub Signing Date Disclosure Schedule
Imagine/Imagine Sub Signing Date Disclosure Schedule




Exhibits

Exhibit A  -  Form of Secretary's Certificates
Exhibit B  -  Form of Solvency Certificates
Exhibit C  - Form of Special Closing Certificates

                Restructure and Settlement Agreement Schedule 1.1

                                  SCHEDULE 1.1

                                   DEFINITIONS
                                   -----------

"AAA" means the American Arbitration Association and its successors.

"Affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

"Arkansas Act" means the Small Business Entity Tax Pass Through Act (Arkansas Code Annotatedss.ss.4-32-101 et. seq.), as amended and any corresponding provisions of succeeding law, and the rules and regulations promulgated thereunder.

"Business Day" means any day other than a day on which banks in the State of Texas are authorized or obligated to be closed.

"Code"  means  the   InternaFl   Revenue  Code  of  1986,  as  amended  and  any
corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"Colorado Act" means the Colorado  Corporations  and  Associations Act (Title 7,
Article 90,ss.ss.101 et. seq.), as amended and any corresponding provisions of succeeding law, and the rules and regulations promulgated thereunder.

"Competing Transaction" means any proposal or offer from any person (other than Imagine, Imagine Sub, or an Affiliate of either of them) relating to any purchase or other acquisition of all or (other than in the ordinary course of business) any material portion of the assets of, or any possible disposition or issuance of any membership interests or other equity interests in NFPM (or any rights or securities exercisable for or convertible into such membership interests or other equity interests), or any merger or other business combination with, NFPM.

"Consent"  means any  approval,  consent,  ratification,  waiver,  notification,
license,   permit,   or  other   authorization   (including   any   Governmental
Authorization).

"Contract" means any contract, agreement, obligation, promise, purchase order, sales order, license, lease, commitment, arrangement, or undertaking (whether written or oral, and whether express or implied) that is legally binding.

"control" (including the terms "controlled", "controlled by", and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting stock or as trustee or executor, by Contract or credit arrangement or otherwise.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"Exchange Act" means the Securities Exchange Act of 1934, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"GAAP" means the generally accepted accounting principles in the United States, in effect from time to time.

"Governmental Authorization" means any approval, consent, ratification, waiver, notification, license, permit, franchise, grant, identification or registration number, easement, variance, exemption, certificate, order, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Legal Requirement.

"Governmental Entity" means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature, (ii) federal, state, local, municipal, foreign, For other government, (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), (iv) multi-national organization or body, or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"Imagine/Imagine Sub Material Adverse Effect" means any change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of Imagine and Imagine Sub, taken as a whole, at the time of such change or effect.

"Indemnitee" means a party seeking indemnification.

"Indemnitor" means a party against whom a claim for indemnification is made.

"knowledge" with respect to: (i) an individual, is deemed to exist of a particular fact or other matter if, such individual is, or has at any time been,
(A) actually aware of such fact or other matter, or (B) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter; and (ii) any person (other than an individual), is deemed to exist of a particular fact or other matter if, any individual who is serving, or who at any time has served, as a shareholder, director, officer, partner, member, executor, or trustee of such person (or in any similar capacity) has, or at any time had, knowledge (as defined in the preceding clause (i) hereof) of such fact or other matter.

"Legal Requirement" means any federal, state, local, municipal, foreign, international, multi-national, or other administrative order, constitution, law, ordinance, principle of common law, rule, regulation, statute, or treaty.

"Lien" means all mortgages, deeds of trust, claims, liens, judgments, security interests, pledges, leases, conditional sale contracts, rights of first refusal, options, charges, liabilities, obligations, agreements, powers of attorney, limitations, reservations, restrictions, and other encumbrances or adverse claims of every kind and nature, including any restriction on use, voting, transfer, receipt of income, or exercise of any attribute of ownership.

"MBS Organizational Documents" means the Articles of Incorporation, Bylaws and any other documents, such as shareholders' agreements, voting agreements, or other Contracts affecting the rights of shareholders of MBS.

"MBS/MBS Sub Material Adverse Effect" means any change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of MBS and MBS Sub, taken as a whole, at the time of such change or effect.

"MBS Sub Organizational Documents" means the Articles of Organization, Operating
Agreement  and  any  other  documents,  such  as  members'  agreements,   voting
agreements, or other Contracts affecting the rights of members of MBS Sub.

"NFPM Material Adverse Effect" means any change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of NFPM, taken as a whole, at the time of such change or effect.

"NFPM  Organizational  Documents" means the Articles of Organization,  Operating
Agreement  and  any  other  documents,  such  as  members'  agreements,   voting
agreements, or other Contracts affecting the rights of members of NFPM.

"Ordinary Course of Business" means an action taken by a person that is:

     (i) consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day operations of such person;

     (ii) not required to be authorized by the board of directors (or equivalent governing body) of such person, and is not required to be specifically authorized by the parent company, if any, of such person; and

     (iii)similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or equivalent governing body), in the ordinary course of the normal day-to-day operations of other persons that are in the same line of business as such person.

"person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

"Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

"Requisite MBS Approval" means (i) the approval by the required vote of the directors of MBS, and (ii) the approval by such vote of the shareholders of MBS specified in the proxy statement to be filed with the SEC pursuant to applicable federal securities laws, rules, regulations and other Legal Requirements and sent to the shareholders of MBS, in each case in order for the Closing to occur and the terms and conditions of this Agreement to be properly performed by MBS under the applicable provisions of the Colorado Act and MBS Organizational Documents.

"Requisite MBS Sub Approval" means (i) the approval by the required vote of the managers of MBS, and (ii) the approval by the required vote of the members of MBS Sub, in each case in order for the Closing to occur and the terms and conditions of this Agreement to be performed by MBS Sub under the applicable provisions of the Arkansas Act and the MBS Sub Organizational Documents.

"SEC" means the United States Securities and Exchange Commission and its successors.

"Securities Act" means the Securities Act of 1933, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"Solvent"  means,  for any person that, at and immediately  after, the Effective
Time:

     (i) such person does not and/or will not have insufficient cash (or marketable securities readily convertible to cash) on hand (or in banks or other financial institutions) to pay its debts as they become due in the usual course of business for the foreseeable future; and

     (ii) such person's total assets will not be less than the sum of its total liabilities plus the amount that would be needed, if such person were to be dissolved at the time of distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

"Subsidiary" of MBS, MBS Sub, NFPM, Imagine, or Imagine Sub, or any other person, means any corporation, partnership, joint venture or other legal entity of which MBS, MBS Sub, NFPM, Imagine, or Imagine Sub, or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

"Tax" means any and all taxes, charges, fees, levies, assessments, duties or other amounts payable to any federal, state, local or foreign taxing authority or agency, including, without limitation, (i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, (ii) customs, duties, imposts, charges, levies or other similar assessments of any kind, and (iii) interest, penalties and additions to tax imposed with respect thereto.

"Tax Return" means any return (including an information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

"Transaction" means the exchanges of debt and equity and performance of the other agreements and covenants as described in or required by this Agreement, whether under the terms and conditions of Alternative Transaction A or Alternative Transaction B.

"Transaction Documents" means this Agreement, the Escrow Agreement, the Management Agreement, the Employment Agreement, the Representation and Warranty Amendment and the other documents and instruments referred to in this Agreement, and exhibits, schedules, certificates and lists related to each of the foregoing, as applicable to each of MBS, MBS Sub, NFPM, Imagine and Imagine Sub, depending on whether the Closing occurs under the terms and conditions of Alternative Transaction A or Alternative Transaction B.

                  MBS/MBS SUB SIGNING DATE DISCLOSURE SCHEDULE
                  --------------------------------------------

  Section                                       Matter Disclosed
  -------                                       ----------------

    6.1                                                None.

    6.2                                                None.

    6.3                                                None.

    6.4                                                None.

    6.5                                                None.

    6.6                                                Scott Haire - President
                                                       Gil Valdez - Manager


    6.7                                                None.

    6.8                                                None.

    6.9                                                None.

    6.10                                               None.

              IMAGINE/IMAGINE SUB SIGNING DATE DISCLOSURE SCHEDULE
              ----------------------------------------------------

  Section                                       Matter Disclosed
  -------                                       ----------------

    7.1                                                None.

    7.2                                                None.

    7.3                                                None.

                                    EXHIBIT A

                         FORM OF SECRETARY'S CERTIFICATE
                         -------------------------------






                                 [SEE ATTACHED]

                             SECRETARY'S CERTIFICATE
                             -----------------------
                           OF MB SOFTWARE CORPORATION
                           --------------------------

     This Secretary's  Certificate (this "Certificate") is delivered pursuant to
Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among MB Software Corporation (the "Company"), Healthcare Innovations, LLC, Imagine Investments, Inc. and XHI2, Inc. All capitalized terms used in this Certificate, but not defined herein, shall have the meaning given them in the Agreement.

     The undersigned, ______________, the duly elected and qualified Secretary of the Company, does hereby certify that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

     1. Attached as Exhibit A are true, accurate and complete copies of resolutions duly adopted by the directors of the Company on November ___, 2001, and the shareholders of the Company on ___________ ___, 2002, authorizing the execution, delivery and performance of the Agreement and the other Transaction Documents to which the Company is a party and the consummation by the Company of the Transaction; and that such resolutions have not been rescinded or modified and have been in full force and effect since their adoption, to and including the date hereof; and that such resolutions are the only corporate proceeding now in force relating to or affecting the matters referred to therein.

     2. Attached as Exhibit B is a true, accurate and complete certified copy of the Articles of Incorporation of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

     3. Attached as Exhibit C is a true, accurate and complete copy of the Bylaws of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

     4. The following officers of the Company hereunder set forth have been duly elected, and as of the date hereof hold the offices specified with the Company, and that the signature set forth beside each person's name is the genuine signature of such person:

          Name                        Title                    Signature
                                      -----                    ---------

                                    President             ___________________
                                    Secretary             ___________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of _____________, 2002.



                            _____________, Secretary

     The undersigned President of the Company, ____________, hereby certifies that ____________ is the duly elected Secretary of the Company and, as of the date hereof continues to hold such office, and the signature set forth above is her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ____________, 2002.




                            _____________, President

                             SECRETARY'S CERTIFICATE
                             -----------------------
                         OF HEALTHCARE INNOVATIONS, LLC
                         -------'-----------------------

     This Secretary's  Certificate (this "Certificate") is delivered pursuant to
Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among MB Software Corporation, Healthcare Innovations, LLC (the "Company"), Imagine Investments, Inc. and XHI2, Inc. All capitalized terms used in this Certificate, but not defined herein, shall have the meaning given them in the Agreement.

     The undersigned, ______________, the duly elected and qualified Secretary of the Company, does hereby certify that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

     1. Attached as Exhibit A are true, accurate and complete copies of resolutions duly adopted by the managers of the Company on November ___, 2001, and the members of the Company on ___________ ___, 2002, authorizing the execution, delivery and performance of the Agreement and the other Transaction Documents to which the Company is a party and the consummation by the Company of the Transaction; and that such resolutions have not been rescinded or modified and have been in full force and effect since their adoption, to and including the date hereof; and that such resolutions are the only limited liability company proceeding now in force relating to or affecting the matters referred to therein.

     2. Attached as Exhibit B is a true, accurate and complete certified copy of the Articles of Organization of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

     3. Attached as Exhibit C is a true, accurate and complete copy of the Operating of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

     4. The following officers of the Company hereunder set forth have been duly elected, and as of the date hereof hold the offices specified with the Company, and that the signature set forth beside each person's name is the genuine signature of such person:

          Name                       Title                     Signature
                                     -----                     ---------

                                  President            ___________________
                                  Secretary            ___________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of _____________, 2002.




                            _____________, Secretary



     The undersigned President of the Company, ____________, hereby certifies that ____________ is the duly elected Secretary of the Company and, as of the date hereof continues to hold such office, and the signature set forth above is her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ____________, 2002.



                            _____________, President

                                    EXHIBIT B

                          FORM OF SOLVENCY CERTIFICATE
                          ----------------------------






                                 [SEE ATTACHED]

                              SOLVENCY CERTIFICATE
                              --------------------
                           OF MB SOFTWARE CORPORATION
                           --------------------------

     The undersigned, the duly elected President of MB Software Corporation, a Colorado corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among the Company, Healthcare Innovations, LLC, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that the Company that, the Company is Solvent.

     For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                           _______________, President

                              SOLVENCY CERTIFICATE
                              --------------------
                         OF HEALTHCARE INNOVATIONS, LLC
                         ------------------------------

     The undersigned, the duly elected President of Healthcare Innovations, LLC, a Arkansas corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among the MB Software Corporation, the Company, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that the Company is Solvent.

     For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                           _______________, President

                                    EXHIBIT C

                       FORM OF SPECIAL CLOSING CERTIFICATE
                       -----------------------------------






                                 [SEE ATTACHED]

                           SPECIAL CLOSING CERTIFICATE
                           ---------------------------
                           OF MB SOFTWARE CORPORATION
                           --------------------------

     The undersigned, the duly elected President of MB Software Corporation, a Colorado corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among the Company, Healthcare Innovations, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that (i) each of the representations and warranties of the Company contained in Article VI of the Agreement was true and correct on and as of the Signing Date and is true and correct as of the Closing Date as though made or given again on and as of the Closing Date, and
(ii) the business of NFPM has been operated in the Ordinary Course of Business during the period between the Signing Date and the Closing Date.

     For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                           _______________, President

                           SPECIAL CLOSING CERTIFICATE
                           ---------------------------
                         OF HEALTHCARE INNOVATIONS, LLC
                         ------------------------------

     The undersigned, the duly elected President of Healthcare Innovations, LLC, a Arkansas corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among MB Software Corporation, the Company, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that (i) each of the representations and warranties of the Company contained in Article VI of the Agreement was true and correct on and as of the Signing Date and is true and correct as of the Closing Date as though made or given again on and as of the Closing Date, and
(ii) the business of NFPM has been operated in the Ordinary Course of Business during the period between the Signing Date and the Closing Date.

     For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                           _______________, President